Message from the President

To our members,

The benchmark S&P 500 index finished 2020 with a gain of over 16% or a total of 18%, including dividends. The pandemic scared markets early in the year before they staged a stunning comeback to close the year at record highs. Aggressive action by the U.S. Federal Reserve to cut rates and establish lending programs played a key role in the turnaround since the early days of the pandemic. Ultralow interest rates encourage investors to move into riskier assets like stocks.

So, what about 2021? We now know more about the balance of power after the election season. Theres a good likelihood there will be more stimulus injected into the economy. It appears the stock market has priced in a full recovery in 2021, but volatility could come with government action and the trajectory of the pandemic. Tax changes are a potential with the new Congress. Will this lead us to another positive stock market gain or a challenging year?
Once again, time will tell.

There are some things you can control and others you cannot. One thing you can control is working with your Financial Representative to create a portfolio that matches your time horizon, risk tolerance, risk capacity, and financial goals.

If you are sensitive to stock market declines like we have seen, consider reallocating your portfolio to make sure it also includes enough holdings that produce regular income.
A balanced strategy with both growth and income will typically have less volatility and lower downside potential.

With a long-term focus, your WoodmenLife Variable Annuity should remain a solid part of your investment plan for retirement and protecting your family with its death benefit guarantee. Account values change daily, but portfolios built with prudent asset allocation and diversification have a much better chance to withstand the ups and downs of the market.

We are always available to answer questions and provide assistance. You can reach our Customer Contact Center at 1-877-664-3332, Monday through Friday, 8 a.m. to 4:30 p.m. CT.

Sincerely,
Tim Buderus President & CEO
Woodmen Financial Services, Inc.